Exhibit 10(iii)(A)(2)
2003 RESTRICTED STOCK UNIT PLAN
(for residents of Canada)
1.	Plan Purpose:
The purpose of the Restricted Stock Unit Plan (the “Plan”) is to provide an incentive to selected key employees and to nonemployee directors to promote optimum individual contribution to sustained improvement in the Company’s business performance and shareholder value, and to motivate them to remain with the Company, its wholly owned subsidiaries or a Designated Employer, as these terms are defined in clause 4 of this Plan document.

2.	Description of Units:
This incentive is provided by the grant of Restricted Stock Units (“RSU”), which give the Plan participant the right, subject to the terms and conditions herein, on the first Exercise Date, as defined in clause 4, to receive from the Company, upon exercise in the prescribed manner, an amount in respect of each RSU, which is equal to the Exercise Price, as defined in clause 4 and on the last Exercise Date to receive from the Company, upon exercise in the prescribed manner, Common Shares, as defined in clause 4, or to elect to receive a cash amount in respect of each RSU, which is equal to the Exercise Price.

3.	Eligibility and Awards:
RSUs will be granted only to key employees and to nonemployee directors of the Company or to key employees of a Designated Employer, as defined in clause 4. Frequency and level of awards to individual participants will be determined by the Company. Individual awards under this plan will not necessarily be granted annually. The entitlement to the formula amounts of benefits in clause 2 and clause 6 arises from past services rendered from the Grant Date to the date of vesting of the RSU.

4.	Definitions: In this Plan document, except where the context otherwise indicates, the following definitions apply:
(a)	“Common Share” means a common share in the capital of the Company.

(b)	“Company” means Imperial Oil Limited.

(c)	“Continued Employment” means continued employment after the RSU Grant Date with any one or more of the Company, its wholly owned subsidiaries or a Designated Employer, and for nonemployee directors means the period of time while serving as a director of Imperial Oil Limited.

(d)	“Designated Employer” means an employer which is an affiliate of the Company and which is designated as such for the purposes of this Plan by the Company.

(e)	“Exercise Date” means, in respect of an RSU being exercised pursuant to clause 8, the dates on which the RSU is vested, the date of death of a Grantee or the date of deferral of exercise, as applicable.

(f)	“Exercise Price” for a particular RSU means the average of the weighted average price (as determined by the Toronto Stock Exchange) of Common Shares of the Company on the Toronto Stock Exchange on the Exercise Date and the four consecutive trading days immediately prior to the Exercise Date, or if there is no weighted average price on any such day or days, the weighted average price on the Toronto Stock Exchange on the day or days immediately preceding the fourth trading day prior to the Exercise Date shall be included in computing such average.

(g)	“Grant Date” means the date specified in the Grant Instrument that an RSU is granted under the Plan.

(h)	“Grant Instrument” means the document given by the Company to an employee and nonemployee director governing a grant of Restricted Stock Units.

(i)	“Grantee” means the recipient of a Grant Instrument.

(j)	“Dividend Equivalents” means cash payments pursuant to clause 6 corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.

(k)	“Legal Representatives” means a Grantee’s executors or administrators.
5.	Vesting of Units:
Subject to the restrictions in clause 7 or the deferral of exercise in clause 8, the total RSUs granted under a particular Grant Instrument vest and become exercisable in accordance with the following schedule:
(a)	50% of the RSUs will be exercised on December 4, 2006; and
(b)	the remaining 50% of the RSUs will be exercised on the seventh anniversary following the Grant date, provided that if the Grantee elects to receive a cash payment as provided in sub-clause 9(a), the remaining 50% of the RSUs will be exercised on December 3, 2010.
6.	Dividend Equivalents:
The Company will pay the Grantee cash with respect to each unexercised RSU granted to the Grantee corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.
7.	Restrictions on Exercise:
(a)	No RSU will be exercised other than in accordance with the provisions of clauses 5, 7 and 8.
(b)	Except as provided hereinafter, an RSU will be exercised only during Continued Employment. Notwithstanding the foregoing but subject to the provisions of clause 7(f)(ii), an RSU may continue to be exercised by a nonemployee director subsequent to his Continued Employment in accordance with the provisions of clauses 5, 7 and 8.
(c)	In case the Grantee becomes entitled on or after the Grant Date to payment of extended disability benefits under the Company’s extended disability benefit plan, the RSUs or the balance remaining will be exercised in accordance with the provisions of clause 5.
(d)	In case of death of the Grantee, the unexercised RSUs will be exercised by the Company as of the date of death and paid to the Grantee’s Legal Representatives.
(e)	In case the Grantee’s Continued Employment terminates on or after, the third anniversary of the Grant Date and the Grantee becomes entitled to an annuity under section 2 of the Company’s retirement plan (or the provision in any plan or plans of the Company substituted therefor), the RSUs or the balance remaining will be exercised by the Company in accordance with the provisions of clauses 5, 7 and 8.
(f)	Notwithstanding anything to the contrary in this Plan, the Company, at its discretion, may determine that the Grantee’s RSUs, or the balance remaining, are forfeited and are not exercisable as a consequence of any of the following situations:

(i)	the Company believes that the Grantee intends to terminate Continued Employment and sub-clauses 7(b), 7(c), 7(d) and 7(e) would not be applicable, or
(ii)	during Continued Employment or during the period of 24 months after the termination of the Grantee’s Continued Employment, the Grantee, without the written consent of the Company, directly or indirectly is employed in, or as principal, agent, partner or otherwise engages in any business that is in competition with the Company, as determined by the Company, or otherwise engages in any activity that is detrimental to the Company, as determined by the Company.
(g)	Except as provided in sub-clauses 7(b), 7(c), 7(d), and 7(e), the RSUs, or the balance remaining, if not forfeited earlier, will be forfeited and will not be exercisable after the last day of Continued Employment.
(h)	Notwithstanding any other provision of this clause 7, the Company may determine that a Grantee’s RSUs will not be forfeited in whole or in part after the cessation of Continued Employment.
8.	Method and Deferral of Exercise:
The RSUs will be exercised by the Company in accordance with clauses 5 and 7, provided however, the Company may, at its discretion, defer the exercise of any RSUs to a later date in the event that a ban on trading, imposed by the Company or applicable law, in Common Shares of the Company by a director of the Company or an employee of the Company, its wholly owned subsidiaries or a Designated Employer is in effect on the exercise dates described in clauses 5 and 7.
9.	Issue of Common Shares:
(a)	One Common Share will be issued by the Company for each RSU that is exercised on the last Exercise Date unless the Grantee notifies the Company, in such manner and within such period of time as may be determined by the Company from time-to-time, that the Grantee elects to receive a cash payment for the RSUs equal to the Exercise Price for each RSU exercised.
(b)	The aggregate number of Common Shares that may be issued pursuant to the exercise of RSUs shall not exceed 10.5 million Common Shares, provided that
(i)	the number of Common Shares issuable to insiders (as defined by the Toronto Stock Exchange), at any time, under all security based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares; and
(ii)	the number of Common Shares issued to insiders (as defined by the Toronto Stock Exchange), within any one year period, under all security based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares.
10.	Method of Payment:
(a)	The issue of share certificates or the cash payment of the benefit arising on the exercise of an RSU will normally be made as soon as practicable after the Exercise Date.
(b)	Cash payment of the Dividend Equivalents described in clause 6 will be made as soon as practicable after the Company pays a dividend on the Common Shares of the Company.
(c)	Payments will be reduced by any amount required to be withheld by any government authority.

11.	Repayments:
Notwithstanding the exercise of an RSU by the Company, in the event any of the situations described in sub-clause 7(f)(ii) are applicable to the Grantee, the Company, at its discretion, may require the Grantee to pay to the Company a cash amount equal to the Exercise Price for each RSU exercised during a period up to 180 days prior to termination of the Grantee’s Continued Employment.
12.	Significant Changes:
In the case of any subdivision, consolidation, or reclassification of the shares of the Company or other relevant change in the capitalization of the Company, the Company, in its discretion, may make appropriate adjustments in the number of Common Shares to be issued and the calculation of the cash amount payable per RSU, and an adjustment by the Company shall be conclusive as to the amount payable per RSU and shall be final and binding upon all persons.
13.	Other:
(a)	An RSU award does not carry any benefits associated with the Company’s benefit plans.
(b)	No right created by the granting of an RSU can be pledged in any circumstance, nor can it be assigned. Any attempt to pledge or assign may, in the discretion of the Company, result in forfeiture of the rights created herein.
(c)	A Restricted Stock Unit means a unit equivalent in value to a Common Share of the Company, credited by means of a book entry on the Company’s books.
(d)	Under no circumstances shall the RSUs be considered Common Shares or other securities of the Company, nor shall they entitle any Grantee to exercise voting rights or any other rights attaching to the ownership of the Common Shares or other securities of the Company, nor shall any grantee be considered the owner of the Common Shares by virtue of the award of the RSUs.
(e)	The Company will determine conclusively all questions arising in the administration or interpretation of this Plan and such a determination shall be final and binding upon all persons.
(f)	The Company’s obligation to issue Common Shares in accordance with the Plan is subject to compliance with applicable securities laws and the rules and regulations of applicable securities regulatory authorities and stock exchanges regarding the issuance and distribution of such Common Shares and to the listing of such additional Common Shares on any stock exchange on which the Common Shares are then listed.
14.	Amendments to the Plan:
The Board of Directors of the Company may without the approval of the shareholders (i) amend the Plan with respect to RSUs previously issued and (ii) amend the Plan with respect to RSUs to be issued in the future without the approval of shareholders, provided that no amendment that:
(a)	increases the number of Common Shares reserved for issuance under the Plan;
(b)	increases the Exercise Price, expressed as either a cash amount or the number of Common Shares,with respect to RSUs previously granted or to be granted, provided that in the case of any subdivision, consolidation, or reclassification of the Common Shares of the company or other relevant change in the capitalization of the Company, the Company in its discretion, may make appropriate adjustments in the number of Common Shares to be issued and in the calculation of the amount payable per unit;
(c)	extends eligibility to participate in the Plan to any persons not contemplated by clause 3, provided that the company may at any time designate affiliates of the Company as Designated Employers, the employees of which may be eligible to receive units;

(d)	extends the right of the Grantee to transfer or assign RSUs; or
(e)	adjusts the Exercise Date of any RSUs previously granted,
shall be made without securing approval by the shareholders of the Company.
Imperial Oil Limited
November 2008

2003 RESTRICTED STOCK UNIT PLAN
(for non-residents of Canada)
1.	Plan Purpose:
The purpose of the Restricted Stock Unit Plan (the “Plan”) is to provide an incentive to selected key employees and to nonemployee directors to promote optimum individual contribution to sustained improvement in the Company’s business performance and shareholder value, and to motivate them to remain with the Company, its wholly owned subsidiaries or a Designated Employer, as these terms are defined in clause 4 of this Plan document.

2.	Description of Units:
This incentive is provided by the grant of Restricted Stock Units (“RSU”), which give the Plan participant the right, subject to the terms and conditions herein, to receive from the Company, upon exercise in the prescribed manner, an amount in respect of each RSU, which is equal to the Exercise Price, as defined in clause 4.

3.	Eligibility and Awards:
RSUs will be granted only to key employees and to nonemployee directors of the Company or to key employees of a Designated Employer, as defined in clause 4. Frequency and level of awards to individual participants will be determined by the Company. Individual awards under this plan will not necessarily be granted annually. The entitlement to the formula amounts of benefits in clause 2 and clause 6 arises from past services rendered from the Grant Date to the date of vesting of the RSU.

4.	Definitions: In this Plan document, except where the context otherwise indicates, the following definitions apply:
(a)	“Common Share” means a common share in the capital of the Company.

(b)	“Company” means Imperial Oil Limited.

(c)	“Continued Employment” means continued employment after the RSU Grant Date with any one or more of the Company, its wholly owned subsidiaries or a Designated Employer, and for nonemployee directors means the period of time while serving as a director of Imperial Oil Limited.

(d)	“Designated Employer” means an employer which is an affiliate of the Company and which is designated as such for the purposes of this Plan by the Company.

(e)	“Exercise Date” means, in respect of an RSU being exercised pursuant to clause 8, the dates on which the RSU is vested, the date of death of a Grantee or the date of deferral of exercise, as applicable.

(f)	“Exercise Price” for a particular RSU means the average of the weighted average price (as determined by the Toronto Stock Exchange) of Common Shares of the Company on the Toronto Stock Exchange on the Exercise Date and the four consecutive trading days immediately prior to the Exercise Date, or if there is no weighted average price on any such day or days, the weighted average price on the Toronto Stock Exchange on the day or days immediately preceding the fourth trading day prior to the Exercise Date shall be included in computing such average.

(g)	“Grant Date” means the date specified in the Grant Instrument that an RSU is granted under the Plan.

(h)	“Grant Instrument” means the document given by the Company to an employee and nonemployee director governing a grant of Restricted Stock Units.
(i)	“Grantee” means the recipient of a Grant Instrument.
(j)	“Dividend Equivalents” means cash payments pursuant to clause 6 corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.
(k)	“Legal Representatives” means a Grantee’s executors or administrators.
5.	Vesting of Units:
Subject to the restrictions in clause 7 or the deferral of exercise in clause 8, the total RSUs granted under a particular Grant Instrument vest and become exercisable in accordance with the following schedule:
(a)	50% of the RSUs will be exercised on December 4, 2006; and

(b)	the remaining 50% of the RSUs will be exercised on December 3, 2010.
6.	Dividend Equivalents:
The Company will pay the Grantee cash with respect to each unexercised RSU granted to the Grantee corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.
7.	Restrictions on Exercise:
(a)	No RSU will be exercised other than in accordance with the provisions of clauses 5, 7 and 8.
(b)	Except as provided hereinafter, an RSU will be exercised only during Continued Employment. Notwithstanding the foregoing but subject to the provisions of clause 7(f)(ii), an RSU may continue to be exercised by a nonemployee director subsequent to his Continued Employment in accordance with the provisions of clauses 5, 7 and 8.
(c)	In case the Grantee becomes entitled on or after the Grant Date to payment of extended disability benefits under the Company’s extended disability benefit plan, the RSUs or the balance remaining will be exercised in accordance with the provisions of clause 5.
(d)	In case of death of the Grantee, the unexercised RSUs will be exercised by the Company as of the date of death and paid to the Grantee’s Legal Representatives.
(e)	In case the Grantee’s Continued Employment terminates on or after the third anniversary of the Grant Date and the Grantee becomes entitled to an annuity under section 2 of the Company’s retirement plan (or the provision in any plan or plans of the Company substituted thereof), the RSUs or the balance remaining will be exercised by the Company in accordance with the provisions of clauses 5, 7 and 8.
(f)	Notwithstanding anything to the contrary in this Plan, the Company, at its discretion, may determine that the Grantee’s RSUs, or the balance remaining, are forfeited and are not exercisable as a consequence of any of the following situations:
(i)	the Company believes that the Grantee intends to terminate Continued Employment and sub-clauses 7(b), 7(c), 7(d) and 7(e) would not be applicable, or

(ii)	during Continued Employment or during the period of 24 months after the termination of the Grantee’s Continued Employment, the Grantee, without the written consent of the Company, directly or indirectly is employed in, or as principal, agent, partner or otherwise engages in any business that is in competition with the Company, as determined by the Company, or otherwise engages in any activity that is detrimental to the Company, as determined by the Company.
(g)	Except as provided in sub-clauses 7(b), 7(c), 7(d), and 7(e), the RSUs, or the balance remaining, if not forfeited earlier, will be forfeited and will not be exercisable after the last day of Continued Employment.
(h)	Notwithstanding any other provision of this clause 7, the Company may determine that a Grantee’s RSUs will not be forfeited in whole or in part after the cessation of Continued Employment.
8.	Method and Deferral of Exercise:
The RSUs will be exercised by the Company in accordance with clauses 5 and 7, provided however, the Company may, at its discretion, defer the exercise of any RSUs to a later date in the event that a ban on trading, imposed by the Company or applicable law, in Common Shares of the Company by a director of the Company or an employee of the Company, its wholly owned subsidiaries or a Designated Employer is in effect on the exercise dates described in clauses 5 and 7.
9.	Method of Payment:
(a)	Cash payment of the benefit arising on the exercise of an RSU will normally be made as soon as practicable after the Exercise Date.
(b)	Cash payment of the Dividend Equivalents described in clause 6 will be made as soon as practicable after the Company pays a dividend on the Common Shares of the Company.
(c)	Payments will be reduced by any amount required to be withheld by any government authority.
10.	Repayments:
Notwithstanding the exercise of an RSU by the Grantee, in the event any of the situations described in sub-clause 7(f)(ii) are applicable to the Grantee, the Company, at its discretion, may require the Grantee to pay to the Company a cash amount equal to the Exercise Price for each RSU exercised during a period up to 180 days prior to termination of the Grantee’s Continued Employment.
11.	Significant Changes:
In the case of any subdivision, consolidation, or reclassification of the shares of the Company or other relevant change in the capitalization of the Company, the Company, in its discretion, may make appropriate adjustments in the calculation of the cash amount payable per RSU, and an adjustment by the Company shall be conclusive as to the amount payable per RSU and shall be final and binding upon all persons.
12.	Other:
(a)	An RSU award does not carry any benefits associated with the Company’s benefit plans.
(b)	No right created by the granting of an RSU can be pledged in any circumstance, nor can it be assigned. Any attempt to pledge or assign may, in the discretion of the Company, result in forfeiture of the rights created herein.
(c)	A Restricted Stock Unit means a unit equivalent in value to a Common Share of the Company, credited by means of a book entry on the Company’s books.

(d)	Under no circumstances shall the RSUs be considered Common Shares or other securities of the Company, nor shall they entitle any Grantee to exercise voting rights or any other rights attaching to the ownership of the Common Shares or other securities of the Company, nor shall any Grantee be considered the owner of the Common Shares by virtue of the award of the RSUs.
(e)	The Company will determine conclusively all questions arising in the administration or interpretation of this Plan and such a determination shall be final and binding upon all persons.
13.	Amendments to the Plan:
The Board of Directors of the Company may without the approval of the shareholders (i) amend the Plan with respect to RSUs previously issued and (ii) amend the Plan with respect to RSUs to be issued in the future without the approval of shareholders, provided that no amendment that:
(a)	increases the number of Common Shares reserved for issuance under the Plan;
(b)	increases the Exercise Price, expressed as either a cash amount or the number of Common Shares with respect to RSUs previously granted or to be granted, provided that in the case of any subdivision, consolidation, or reclassification of the Common Shares of the company or other relevant change in the capitalization of the Company, the Company in its discretion, may make appropriate adjustments in the number of Common Shares to be issued and in the calculation of the amount payable per unit;
(c)	extends eligibility to participate in the Plan to any persons not contemplated by clause 3, provided that the company may at any time designate affiliates of the Company as Designated Employers, the employees of which may be eligible to receive units;
(d)	extends the right of the Grantee to transfer or assign RSUs; or
(e)	adjusts the Exercise Date of any RSUs previously granted,
shall be made without securing approval by the shareholders of the Company.
Imperial Oil Limited
November 2008